EXHIBIT 99.1


[MARKLAND TECHNOLOGIES LOGO]
================================================================================


NEWS RELEASE
For Immediate Release:
JANUARY 21, 2004


          MARKLAND ANNOUNCES PRELIMINARY RESULTS: SIGNIFICANT QUARTERLY
             REVENUE INCREASE WITH OVER $3 MILLION IN SALES REVENUE

         Chemical Detector Business Segment Leads Sales Revenue Increase

RIDGEFIELD, CT. - JANUARY 21, 2004 Markland Technologies, Inc. (OTCBB: MRKL) (http://www.marklandtech.com) an integrated homeland security company announced today preliminary un-audited sales results for the quarter ended December 31,2003. The company expects to announce revenues of $3.3 million for the second quarter of its fiscal year.

This represents a significant quarterly revenue increase over the three previous quarters, which were reported for calendar year 2003. This significant sales increase was lead primarily by its Science and Technology Research Inc. (STR, http://www.str-inc.com) subsidiary's sales of ACADA chemical detector units. STR delivered over 120 ACADA detector units to the United States Navy during the quarter ended December 31, 2003. STR products enable the military and first responders such as firefighters and law enforcement personnel to detect and provide early warning of nerve agent and chemical weapons of mass destruction.

Markland believes it is positioned to take advantage of the expansion of technology and systems at the US land border crossings. On December 22, 2003, the company announced an agreement to provide border services to Computer Science Corporation (CSC) as a subcontractor. The Department of Homeland Security recently announced the awarding of an $88 million contract to CSC to provide services at the land borders of the US.

Markland is also pursuing applications for its products at foreign facilities. The company will develop its presence overseas through the recently announced agreement with BP International

================================================================================
                              MARKLAND TECHNOLOGIES
                                 RIDGEFIELD, CT
                      WEB SITE HTTP://WWW.MARKLANDTECH.COM

[MARKLAND TECHNOLOGIES LOGO]
================================================================================

Markland CEO and Chairman Mr. Robert Tarini stated, "We are extremely pleased with our operational results for the quarter. Our business plan is on track and we intend to pursue additional near term transactions within the Homeland Security marketplace that will help to build the company and increase shareholder value."

These results are preliminary and the Company has yet to determine whether it will be profitable for the quarter. Detailed financial results will be filed in a 10Q with the SEC.

About Markland Technologies

Markland Technologies, Inc is committed to helping secure America by providing innovative emerging technologies and expert services to meet the country's needs to protect our people, our borders and our infrastructure assets. The Company is a Board member of the Homeland Security Industries Association
(http://www.hsianet.org).

"Forward-Looking Statements"

Investors are cautioned that certain statements contained in this document as well as some statements in periodic press releases and some oral statements of Markland Technologies officials during presentations about Markland Technologies, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements which are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates", or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by management, are also forward-looking statements as defined by the Act. Some of the factors that could significantly impact the forward-looking statements in this press release include, but are not limited to: insufficient cash flow to continue to fund the development and marketing of the Company's products and technology; a rejection of the Company's products and technologies by the marketplace, and; disputes as to the Company's intellectual property rights. Forward-looking statements are based upon current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about Markland Technologies, its products, economic and market factors and the

================================================================================
                              MARKLAND TECHNOLOGIES
                                 RIDGEFIELD, CT
                      WEB SITE HTTP://WWW.MARKLANDTECH.COM

[MARKLAND TECHNOLOGIES LOGO]
================================================================================

industries in which Markland Technologies does business, among other things. These statements are not guarantees of future performance and Markland Technologies has no specific intention to update these statements. More detailed information about those factors is contained in Markland Technologies filings with the Securities and Exchange Commission.

For full details, click here:
http://www.investorideas.com/Companies/MarklandTech/NewsReleases.asp
--------------------------------------------------------------------

Contact:
     Markland Technologies
     http://www.marklandtech.com
     Markland@MarklandTech.com
       or
     ECON Investor Relations, Inc.
     1-866-730-1151


________________________________
Source: Markland Technologies

================================================================================
                              MARKLAND TECHNOLOGIES
                                 RIDGEFIELD, CT
                      WEB SITE HTTP://WWW.MARKLANDTECH.COM